SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

PACIFIC MERCANTILE BANCORP

(Exact Name of Registrant as Specified in Charter)

California

(State or Other Jurisdiction of Incorporation)

0–30777	33–0898238
(Commission File No.)	(IRS Employer Identification No.)

949 South Coast Drive, Suite 300, Cosat Mesa, California 92626

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1:    Press Release dated April 30, 2003.

Item 12.    Results of Operations and Financial Condition.

On April 30, 2003, the Company issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: May 5, 2003	By	/s/ Nancy Gray
Nancy Gray Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION

*99.1	Press Release issued on April 30, 2003 announcing results of operations for the quarter ended March 31, 2003.

E-1